Exhibit 10.06

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                            AND ASSUMPTION AGREEMENT

                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND ASSUMPTION AGREEMENT (this "Amendment"), dated effective as of July 31, 1998 (the "Effective Date"), is entered into by and among (i) CHELSEA COMMUNICATIONS, INC., a Delaware corporation ("Chelsea"), NORTHEAST CABLE, INC., a Delaware corporation ("Northeast"), KITTANNING CABLEVISION INC., a Delaware corporation ("Kittanning"), ROBINSON/PLUM CABLEVISION, L.P., a Pennsylvania limited partnership ("Robinson/Plum"), CHELSEA COMMUNICATIONS, LLC, a Delaware limited liability company ("Chelsea LLC"), PARNASSOS, L.P. a Delaware limited partnership ("Parnassos"), (ii) the several Lenders (hereinafter defined) parties hereto, (iii) TORONTO DOMINION (TEXAS), INC., NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), THE CHASE MANHATTAN BANK (successor by merger to Chemical Bank), THE BANK OF NOVA SCOTIA and CIBC INC., as the Managing Agents (herein so called), (iv) NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as the Documentation Agent (herein so called), (v) THE CHASE MANHATTAN BANK (successor by merger to Chemical Bank) as the Syndication Agent (herein so called) and (vi) TORONTO DOMINION (TEXAS), INC., as the Administrative Agent (herein so called). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the hereinafter described Credit Agreement, as amended by this Amendment.

                                    RECITALS

                  A. Chelsea, Northeast, Kittanning and Robinson/Plum, the several Lenders parties thereto, the Managing Agents, the Documentation Agent, the Syndication Agent and the Administrative Agent entered into that certain Credit Agreement dated as of April 12, 1996 (as amended, modified, restated, supplemented, renewed, extended, rearranged or substituted from time to time, the "Credit Agreement").

                  B. Chelsea, Northeast, Kittanning, Robinson/Plum, Chelsea LLC, the several Lenders parties thereto, the Managing Agents, the Documentation Agent, the Syndication Agent and the Administrative Agent entered into that certain First Amendment to Credit Agreement and Assumption Agreement, dated effective as of June 30, 1998, whereby Chelsea LLC became a "Borrower" under the Credit Agreement.

                  C. Chelsea, Northeast, Kittanning, Robinson/Plum and Chelsea LLC (the "existing Borrowers") have requested that the Lenders add Parnassos as an additional "Borrower" under the Credit Agreement.

                  D. Parnassos, the existing Borrowers, the Lenders parties hereto, which Lenders constitute the Required Lenders necessary under the Credit Agreement to effect the amendment of the Credit Agreement intended hereby, desire to enter into this Amendment in order to add Parnassos as a "Borrower" under the Credit Agreement and to evidence Parnassos' assumption of all of the Obligations now existing or hereafter created thereunder, subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1.        AMENDMENTS TO CREDIT AGREEMENT

                  Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the existing Borrowers and Parnassos herein contained, the existing Borrowers, Parnassos and the Lenders parties hereto hereby agree as follows:

                  (a) Amendment to Add Additional Borrower. The Credit Agreement is amended hereby to add Parnassos as a "Borrower" thereunder for all purposes. Accordingly, Parnassos, the existing Borrowers, the Lenders and the Agents are hereby bound, from and after the Effective Date, by all of the terms, provisions and respective obligations of such parties to each other set forth in the Credit Agreement to the same extent as if Parnassos had originally been a "Borrower" under the Credit Agreement.

                  (b)      Amendment to Definitions.

                           (i) The definition of "Borrower" set forth in Section
         1.1 of the Credit Agreement is hereby deleted in its entirety and is replaced with the following:

                           ""Borrower" means, Chelsea, Northeast, Kittanning,
                  Robinson, Chelsea LLC and Parnassos."

                           (ii) The definition of "Borrower Change of Control" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and is replaced with the following:

                           ""Borrower Change of Control" means (a) the failure
                  of ACC to (i) own, directly or indirectly, at least 75% of the voting Capital Securities of each Borrower (other than Parnassos), (ii) own, directly or indirectly, at least 662/3% of the voting Capital Securities of Parnassos and (iii) possess, directly or indirectly, the power to direct or cause the direction of the management and policies of each Borrower, whether through ownership of Capital Securities of such Borrower, by contract or otherwise, or (b) the failure of TCI Communications, Inc. (or any successor of TCI Communications, Inc. due solely to its change from a corporation to a limited liability company) to own, directly or indirectly, at least 331/3% of the voting Capital Securities of Parnassos."

                           (iii) The following definition is hereby added to
         Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           ""Parnassos" means Parnassos, L.P. a Delaware limited
                  partnership.

                  (c) Amendment to Schedules to Credit Agreement. Schedule 4.2 and Schedule 4.14 to the Credit Agreement are hereby deleted in their entirety and replaced by Schedule 4.2 and Schedule 4.14 attached hereto, respectively.

                  Section 2.        ASSUMPTION

                  Parnassos, jointly and severally with the other Borrowers, hereby expressly and unconditionally (a) promises to pay, guarantees, ratifies, assumes and agrees to perform all of the Obligations (whether now existing or hereafter created) under the Credit Agreement and the other Loan Documents, including, without limitation, any Obligations outstanding as of the Effective Date under Sections 2.1, 2.2 and 2.19 of the Credit Agreement, all as if Parnassos had been an original party to the Credit Agreement and (b) assumes the obligation to, and guarantees, the due and punctual performance and observance of all of the obligations to be performed and provisions to be observed by a "Borrower" under the Credit Agreement and the other Loan Documents. Parnassos specifically acknowledges and agrees hereby that the foregoing assumptions pertain to all Obligations (whether now existing or hereafter created) under the Credit Agreement and the other Loan Documents notwithstanding that a portion of such Obligations are outstanding as of the Effective Date of this Amendment.

                  Section 3.        REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders parties hereto to enter into this Amendment, Parnassos and the existing Borrowers hereby jointly and severally represent and warrant to the Agents and the Lenders as follows:

                  (a) Authorization; No Contravention. The execution, delivery and performance by Parnassos and each of the existing Borrowers of this Amendment has been duly authorized by all necessary corporate, limited liability company and partnership action, as applicable, and does not and will not (i) contravene the terms of any Charter Documents of any Loan Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party is a party or its property is subject or
(iii) violate any Requirement of Law.

                  (b) Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by Parnassos or any of the existing Borrowers of this Amendment.

                  (c) Binding Effect. This Amendment constitutes the legal, valid and binding obligation of Parnassos and each of the existing Borrowers, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  (d) No Default. No Default or Event of Default exists under the Loan Documents. As of the date hereof, no Loan Party is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurs after the date hereof, give rise to an Event of Default under the Credit Agreement.

                  (e) Full Disclosure. As of the date hereof, all information that has been made available to the Agents or any Lender by or on behalf of Parnassos or any of the existing Borrowers in connection with the transactions contemplated herein is, taken together, true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements maintained therein not materially misleading in light of the circumstances under which such statements were made.

                  (f) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct (both as to the existing Borrowers and as to Parnassos) in all material respects on and as of the date hereof, both before and after giving effect to this Amendment.

                  Section 4.        CONDITIONS PRECEDENT

                  The effectiveness of this Amendment is subject to the satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Administrative Agent:

                  (a) Loan Documents. The Administrative Agent shall have received each of the following, in sufficient number for each Lender, except where otherwise noted, and in form and substance satisfactory to the Administrative Agent:

                           (i) this Amendment, duly executed and delivered on behalf of each existing Borrowers and Parnassos by one or more Responsible Officers as required by such Person's Charter Documents;

                           (ii) Second Amended and Restated Revolving Credit Notes, each dated as of the Effective Date, executed and delivered by Parnassos in substitution and replacement of the previously outstanding Amended and Restated Revolving Credit Notes, which Second Amended and Restated Revolving Credit Notes shall be payable to the order of each of the Revolving Credit Lenders in the respective appropriate principal amounts of each Revolving Credit Lenders' respective Revolving Credit Commitment;

                           (iii) Second Amended and Restated Term Notes, each dated as of the Effective Date, executed and delivered by Parnassos, in substitution and replacement of the previously outstanding Amended and Restated Term Notes, which Second Amended and Restated Term Notes shall be payable to the order of each of the Term Loan Lenders in the respective appropriate principal amounts of each Term Loan Lenders' respective Term Loan Commitments;

                           (iv) an Assignment of Partnership Interests with respect to the partnership interests of the Partners in Parnassos, dated the Effective Date, duly executed and delivered on behalf of each Partner by one or more Responsible Officers as required by each such Partner's respective Charter Documents;

                           (v) a Management Subordination Agreement, dated the Effective Date, duly executed and delivered on behalf of Parnassos and any Managers party to a Management Agreement with Parnassos by one or more Responsible Officers of Parnassos and such Managers, as required by their respective Charter Documents;

                           (vi) a Supplement to the Affiliate Subordination Agreement, dated as of April 12, 1996, among Chelsea, Northeast, Kittanning and Robinson/Plum, each Restricted Subsidiary of such Persons from time to time party thereto, each Affiliate of such Persons and Restricted Subsidiaries (other than any other Borrower or any other Restricted Subsidiary) from time to time party thereto and the Administrative Agent, dated the Effective Date and duly executed and delivered on behalf of Parnassos by one or more Responsible Officers as required by its Charter Documents; and

                           (vii) a Supplement to the Intercompany Indebtedness Subordination Agreement, dated as of April 12, 1996, by and among Chelsea, Northeast, Kittanning and Robinson/Plum, the Restricted Subsidiaries of such Persons, and the Administrative Agent, such supplement to be dated the Effective Date and duly executed and delivered on behalf of Parnassos by one or more Responsible Officers as required by its Charter Documents.

                  (b) Related Agreements. The Administrative Agent shall have received, with a counterpart for each Lender, a complete and correct copy of each Management Agreement not previously delivered to the Administrative Agent, duly certified as of the Effective Date as a complete and correct copy thereof, including all amendments, modifications or assignments thereof, by a Responsible Officer of the Borrower or Restricted Subsidiary party thereto.

                  (c) Borrowing Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate executed by each Borrower (including Parnassos) by a Responsible Officer of such Borrower (or the General Partner of such Borrower), dated the Effective Date, substantially in the form of Exhibit 5.1(d) to the Credit Agreement, with appropriate insertions and attachments, reasonably satisfactory in form and substance to the Administrative Agent.

                  (d) Partnership Proceedings. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of Adelphia Western New York Holdings, L.L.C. ("Adelphia Western"), dated the Effective Date, certifying that pursuant to the Charter Documents of Parnassos, Adelphia Western has the power to execute and deliver, on behalf of Parnassos, and to authorize Parnassos to perform its obligations pursuant to (i) this Amendment, the Credit Agreement as amended hereby, and each of the other Loan Document to which Parnassos is a party and (ii) the assumption of the Obligations contemplated hereunder.

                  (e) Incumbency Certificates. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of each partner of Parnassos, dated the Effective Date, as to the incumbency and signature of the officers of such partners of Parnassos executing any Loan Document on behalf of such partners which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Responsible Officer of such partners.

                  (f) Charter Documents. The Administrative Agent shall have received, with a counterpart for each Lender, complete and correct copies of the Charter Documents of Parnassos and of each partner of Parnassos, certified as of the Effective Date as complete and correct copies thereof, including all amendments, modifications, revocations, recisions, terminations and assignments, by a Responsible Officer of each partner of Parnassos.

                  (g)      Legal Opinions.

                           (i) The Administrative Agent shall have received within five Business Days of the Effective Date, with a counterpart for each Lender, the executed legal opinion of Buchanan Ingersoll Professional Corporation, counsel to the Borrowers and the Subsidiaries, substantially in the form of Exhibit 5.1(l)(i) to the Credit Agreement as such matters apply to Parnassos and its execution, delivery and performance of this Amendment, the Credit Agreement as amended hereby, and each other Loan Document to which Parnassos is a party. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment and the Credit Agreement as amended hereby as the Administrative Agent may reasonably require.

                           (i) The Administrative Agent shall have received, with a counterpart for each Lender, an executed legal opinion of Colin
         H. Higgin, Esq., Deputy General Counsel of the Borrowers, substantially addressing the matters contained in Exhibit 5.1(l)(ii) to the Credit Agreement as such matters apply to Parnassos and its execution, delivery and performance of this Amendment, the Credit Agreement as amended hereby, and each other Loan Document to which Parnassos is a party. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment and the Credit Agreement as amended hereby as the Administrative Agent may reasonably require.

                  (h) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of Parnassos, and the results of such search shall show no Liens against the personal property of Parnassos other than Permitted Liens and shall otherwise be satisfactory to the Administrative Agent.

                  (i) Insurance. The Administrative Agent shall have received certificates of insurance and other evidence in form and substance satisfactory to it that all of the requirements of Section 6.5 of the Credit Agreement shall have been satisfied.

                  (j) Authorization Statement and Transaction Statement. The Administrative Agent shall have received executed copies of the Authorization Statement and the Transaction Statement, in the forms attached to the Assignment of Partnership Interests of the Partners in the referenced above as Exhibit A and Exhibit B, respectively, each executed by the appropriate Responsible Officers of the respective parties thereto.

                  (k) UCC Financing Statements. All UCC financing statements deemed necessary or appropriate by the Administrative Agent to perfect the Liens in favor of the Administrative Agent for the benefit of the Lenders, duly executed by the appropriate Loan Party, to be recorded with the appropriate filing offices.

                  Section 5.        MISCELLANEOUS

                  (a) Ratification and Confirmation of Loan Documents. Each of the undersigned hereby acknowledge and agree that, except as specifically amended hereby, the Credit Agreement and other Loan Documents remain in full force and effect and each of the same are hereby ratified and confirmed, and the execution and delivery of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement or any other Loan Document or operate as an approval of the terms and conditions of any other agreement of the Borrowers or any Subsidiary.

                  (b) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  (c) Fees and Expenses. The existing Borrowers and Parnassos jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other Loan Documents described herein, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

                  (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES.

                  (e) Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages (including facsimile signature pages) may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                  CHELSEA COMMUNICATIONS, INC.



                                   By:/s/ James Brown
                                   Name:James Brown
                                   Title:Vice President


                                   NORTHEAST CABLE, INC.



                                   By:/s/ James Brown
                                   Name:James Brown
                                   Title:Vice President


                                   KITTANNING CABLEVISION, INC.



                                   By:/s/ James Brown
                                   Name:James Brown
                                   Title:Vice President


                                   ROBINSON/PLUM CABLEVISION, L.P.

                                   By:      Kittanning Cablevision, Inc.,
                                             its General Partner



                                             By:/s/ James Brown
                                             Name:James Brown
                                             Title:Vice President

                                   CHELSEA COMMUNICATIONS, LLC

                                   By:      Adelphia Communications Corporation,
                                             its Sole Member



                                            By:/s/ James Brown
                                            Name:James Brown
                                            Title:Vice President


                                 PARNASSOS, L.P.

                                   By:      Adelphia Western New York Holdings,
                                             L.L.C., its general partner

                                   By:      Adelphia Communications
                                             Corporation, its Sole Member



                                             By:/s/ James Brown
                                             Name:James Brown
                                             Title:Vice President

                               LENDERS AND AGENTS:

                                   TORONTO DOMINION (TEXAS), INC.,
                                   as Managing Agent, Administrative Agent and as a Lender



                                   By:/S/ Neva Nesbitt
                                   Name:Neva Nesbitt
                                   Title:Vice President



                                   NATIONSBANK, N.A.,
                                   as Managing Agent, Documentation Agent and as
                                    a Lender



                                   By:/s/ Pamela S. Kurtzman
                                   Name:Pamela S. Kurtzman
                                   Title:Vice President



                                   THE CHASE MANHATTAN BANK,
                                   as Managing Agent, Syndication Agent and as a Lender



                                   By:/s/ John J. Huber III
                                   Name:John J. Huber III
                                   Title:Managing Director

                                   THE BANK OF NOVA SCOTIA,
                                   as Managing Agent and as a Lender



                                   By:/s/ Terry K. Fryett
                                   Name:Terry K. Fryett
                                   Title:Authorized Signatory


                                   CIBC INC.,
                                   as Managing Agent and as a Lender



                                   By:/s/ Michele E. Roller
                                   Name:Michele E. Roller
                                   Title:Executive Director


                                   ABN AMRO BANK N.V.



                                   By:/s/ Gregory D. Amoroso
                                   Name:Gregory D. Amoroso
                                   Title:Group Vice President




                                   By:/s/ Louis K. McLinden, Jr.
                                   Name:Louis K. McLinden, Jr
                                   Title:Vice President

                                   FIRST UNION NATIONAL BANK



                                   By:/s/ Mark K Misenheimer
                                   Name:Mark K. Misenheimer
                                   Title:Vice President


                                   BANK OF AMERICA NT & SA



                                   By:/s/ Carl F. Salas
                                   Name:Carl F. Salas
                                   Title:Vice President


                                   BANK OF TOKYO - MITSUBISHI TRUST COMPANY



                                   By:/s/ Emile Elnems
                                   Name:Emile Elnems:
                                   Title:Vice President


                                SOCIETE GENERALE



                                   By:/s/ Elaine Khalil
                                   Name:Elaine Khalil
                                   Title:Vice President



                                   PNC BANK, NATIONAL ASSOCIATION



                                   By:/s/ Jeffrey E. Hauser
                                   Name:Jeffrey E. Hauser
                                   Title:Vice President

                                   VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME
                                      TRUST



                                   By:/s/ Jeffrey W. Mallet
                                   Name:Jeffrey W. Mallet
                                   Title:Senior Vice President and Director


                                   FLEET NATIONAL BANK



                                   By:/s/ Russ J. Lopinto
                                   Name:Russ J. Lopinto
                                   Title:Vice President


                                FLEET BANK, N.A.



                                   By:/s/ Russ J. Lopinto
                                   Name:Russ J. Lopinto
                                   Title:Vice President


                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                   By:/s/ Christian Giordano
                                   Name:Christian Giordano
                                   Title:Vice President



                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                                   By:/s/ Joseph P. Matteo
                                   Name:Joseph P. Matteo
                                   Title:Authorized Signatory


                                   MERRILL LYNCH PRIME RATE PORTFOLIO

                                   By:      Merrill Lynch Asset Management,L.P.,
                                             as Investment Advisor



                                            By:/s/ Joseph P. Matteo
                                            Name:Joseph P. Matteo
                                            Title:Authorized Signatory



                                   BANK OF MONTREAL, CHICAGO BRANCH



                                   By:/s/ Karen Klapper
                                   Name:Karen Klapper
                                   Title:Director


                                   OCTAGON LOAN TRUST

                                   By:      Octagon Credit Investors, as Manager



                                             By:/s/ Andrew D. Gordon
                                             Name:Andrew D. Gordon
                                             Title:Managing Director

                                   CREDIT LYONNAIS NEW YORK BRANCH



                                   By:/s/ John J. Judge
                                   Name:John J. Judge
                                   Title:Vice President



                                   UNION BANK OF CALIFORNIA, N.A.



                                   By:/s/ Sonia L. Isaacs
                                   Name:Sonia L. Isaacs
                                   Title:Vice President



                                   THE SUMITOMO BANK, LIMITED



                                   By:
                                   Name:
                                   Title:


                                  CRESTAR BANK



                                   By:/s/ Thomas C. Palmer
                                   Name:Thomas C. Palmer
                                   Title:Vice President

                                   THE SAKURA BANK, LIMITED



                                   By:/s/Yoshikazu Nagura
                                   Name:Yoshikazu Nagura
                                   Title:Vice President


                                   COMMERCIAL LOAN FUNDING TRUST I

                                   By: Lehman Commercial Paper Inc., not in its
                                       individual capacity but soley as
                                       administrative agent


                                       By:/s/ Michele Swanson
                                       Name:Michele Swanson
                                       Title:Authorized Sinatory


                                   ML CBO IV (CAYMAN) LTD.

                                   By:      Highland Capital Management, L.P.
                                             as Collateral Manager



                                            By:/s/ Mark K. Okada CFA
                                            Name:Mark K. Okada CFA
                                            Title:Executive Vice President
                                                   Highland Capital Management
                                                   L.P.


                                   SENIOR DEBT PORTFOLIO

                                   By:      Boston Management and Research,
                                             as Investment Advisor



                                             By:/s/ Payson F. Swaffield
                                             Name:Payson F. Swaffield
                                             Title:Vice President

                                   AERIES FINANCE LTD.



                                   By:/s/ Ian David Moore
                                   Name:Ian David Moore
                                   Title:Director



                                   CAPTIVA FINANCE LTD.



                                   By:/s/ David Egglishaw
                                   Name:David Egglishaw
                                   Title:Director



                                   PAMCO CAYMAN LTD.

                                   By:      Protective Asset Management Company,
                                             as Collateral Manager



                                            By:/s/ Mark K. Okada CFA
                                            Name:Mark K. Okada CFA
                                            Title:Executive Vice President
                                                   Highland Capital Management
                                                   L.P.

                                  SCHEDULE 4.2

                  JURISDICTIONS OF FORMATION AND QUALIFICATION

                         [TO BE COMPLETED BY BORROWERS]

                                                   SCHEDULE 4.14

                                  SUBSIDIARIES

                         [TO BE COMPLETED BY BORROWERS]